UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2020

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

645 Molly Lane, Suite 150

Woodstock, GA 30189

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our adjourned annual meeting of stockholders was held on September 18, 2020. Proxies were solicited pursuant to our definitive proxy statement filed on July 29, 2020 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 1,969,124. The number of shares of common stock present or represented by valid proxy at the annual meeting was 1,026,447. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of One Class III Director

Jerry McLaughlin was duly elected as our Class III director. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Jerry McLaughlin	116,622	103,371

Proposal 2 – Advisory Vote to Approve Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended March 31, 2020, as described in our proxy statement dated July 29, 2020. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
194,505	22,363	3,125

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
974,758	32,433	19,256

Proposal 4 – Approval of Adoption of 2020 Equity Incentive Plan

Our stockholders voted upon and did not approve the adoption of the Company’s 2020 Equity Incentive Plan, as described in our proxy statement dated July 29, 2020. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
78,890	136,375	4,728

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2020	SONOMA PHARMACEUTICALS, INC.

	By:	/s/ Amy Trombly
Name: Amy Trombly Title: Chief Executive Officer

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